                                                                  EXHIBIT - 32.1

                                  COMPANY NAME

                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Multimedia Tutorial Services, Inc. (the Company) on Form 10-Q for the period ended November 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Barry Reichman, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.

/s/ Barry Reichman
--------------------------------
    Chairman and Chief Executive Officer
    February 13, 2004